        EXHIBIT 10.1

CHARMING SHOPPES RECEIVABLES CORP.

Seller and Holder of the Exchangeable Seller Certificate

SPIRIT OF AMERICA, INC.

Servicer

and

U.S. BANK NATIONAL ASSOCIATION

Trustee

Charming Shoppes Master Trust

AMENDMENT

Dated as of October 17, 2007

to

SECOND AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

Dated as of November 25, 1997

(as amended on July 22, 1999, May 8, 2001, August 5, 2004 and March 18, 2005)

THIS AMENDMENT, dated as of October 17, 2007 (this “Amendment”) is to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997, as amended as of July 22, 1999, as of May 8, 2001, as of August 5, 2004 and as of March 18, 2005 (the “Agreement”) each by and among Charming Shoppes Receivables Corp., as seller (the “Seller”) and as Holder of the Exchangeable Seller Certificate, Spirit of America, Inc., as servicer (the “Servicer”), and U.S. Bank National Association, as trustee (the “Trustee”).  Any capitalized term not herein defined shall have the meaning assigned to it in the Agreement.

WHEREAS, the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and the Trustee desire to amend the Agreement in certain respects as set forth herein;

WHEREAS, notice of this amendment and a copy of the form of this Amendment has been given to each Purchaser Representative at least ten Business Days prior to the date hereof;

WHEREAS, an Opinion of Counsel for the Seller has been delivered to the Trustee and each Purchaser Representative pursuant to Section 13.1(a) of the Agreement;

WHEREAS, each Rating Agency has notified the Seller, the Servicer and the Trustee in writing that the amendment provided herein shall not result in a reduction or withdrawal of the rating of any outstanding Series or Class as to which it is a Rating Agency;

NOW THEREFORE, the Agreement is hereby amended in the following manner:

SECTION 1.  Amendments.

(a)  Section 1.1 of the Agreement is hereby amended as follows:

(i)  by adding the following definitions in the appropriate alphabetical order:

“Acquired Portfolio” shall mean a portfolio of Accounts acquired by the Originator after September 1, 2007 from any Person (or group of affiliated Persons) that is not, as of September 1, 2007, an Affiliate of Charming Shoppes, Inc.

“Affiliated Brand” means any brand name or trademark now owned or licensed or hereafter developed, licensed or acquired by Charming Shoppes, Inc. or its present or future Affiliates, which is used primarily for women’s apparel sales; it being understood and agreed that as of the date hereof “Affiliated Brand” includes, but is not limited to, Fashion Bug, Fashion Bug Plus, Lane Bryant, Lane Bryant Outlet, Lane Bryant Woman, Lane Bryant Catalog, Cacique, Petite Sophisticate, Petite Sophisticate Outlet, Figure Magazine, Catherines and Catherines Plus Sizes.

“Co-Brand Percentage” shall mean, at any time, 10% or such higher percentage as the Servicer shall have designated in a written notice to the Trustee; provided that Standard & Poor’s shall have notified the Seller or the Servicer in writing that increasing such percentage will not result in a reduction or withdrawal of its rating on any outstanding

Charming Shoppes Amendment to
Second Amended and Restated Pooling
and Servicing Agreement

Investor Certificates and the Servicer shall have provided a copy of such notice to the Trustee.

(ii)  by deleting the definition of “Co-Branded Program” in its entirety and substituting the following therefor:

“Co-Branded Program” means a program of the Originator to originate charges on a general purpose credit card, including without limitation a card under the Visa®, MasterCard®, American Express® or Discover® systems, which credit card may be co-branded with one or more Affiliated Brands as specified in the Cardholder Guidelines.

(iii)  by deleting the definition of “Corporate Trust Office” in its entirety and substituting the following therefor:

“Corporate Trust Office” shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office as of October 17, 2007 is located at EP-MN-WS3D, 60 Livingston Avenue, St. Paul, Minnesota 55107, Attention:  Structured Finance/Charming Shoppes Series 2007-1.

(iv)  by deleting Section 1.1.2 of the definition of “Eligible Account” in its entirety and substituting the following therefor:

1.1.2                      which has been originated in connection with the extension of credit through a Specified Program to an Obligor whose application for the extension of credit was processed through the Originator or an Affiliate of the Originator or which has been acquired by the Originator from a third party and determined by the Originator to be in compliance with the Cardholder Guidelines, including those relating to the extension of credit; providedthat:

(A)
an Account originated in a Specified Program other than a Private Label Program or a Co-Branded Program shall be an Eligible Account only if at or prior to the designation of such Account to the Trust the Rating Agency Condition has been satisfied with respect to the inclusion of Accounts from such Specified Program;

(B)
if Standard & Poor’s has rated any outstanding Series, an Account originated in a Co-Branded Program shall be an Eligible Account only if, at the time such Account is designated as an Additional Account and after giving effect to such designation, the aggregate amount of Principal Receivables arising in Accounts generated under a Co-Branded Program as of the related Addition Cut-Off Date does not exceed the Co-Brand Percentage of the aggregate Principal Receivables in all Accounts, as of the last day of the most recent Due Period; and

(C)	an Account originated in an Acquired Portfolio shall be an Eligible Account only if at or prior to the designation of such Account to the Trust the Rating

Charming Shoppes Amendment to
Second Amended and Restated Pooling
and Servicing Agreement

Agency Condition has been satisfied with respect to the inclusion of Accounts from such Acquired Portfolio.

(v)  by deleting Section 1.1.4 of the definition of “Eligible Account” in its entirety and substituting the following therefor:

1.1.4                      the Obligor on which has provided, as its most recent billing address, an address which is located in the United States, a U.S. Territory or a U.S. Military P.O. Box outside the United States; provided, that an Account, the Obligor on which has provided, as its most recent billing address, an address which is located in Canada or Mexico shall be an Eligible Account, but only to the extent that the aggregate amount of Principal Receivables in all such Accounts shall be less than 1.0% of the aggregate Principal Receivables of all Accounts averaged as of the last day of the two most recent consecutive Due Periods; and provided, further, that the Receivables of any such Account constituting any such excess over such 1.0% threshold shall not be treated as Receivables for purposes of calculating the Seller Interest, the Aggregate Minimum Seller Interest or Minimum Aggregate Principal Receivables or the Investor/Purchaser Percentage of any Series;

(vi)  by (A) deleting the word “or” at the end of clause (v) of the definition of “Permitted Investments,” (B) renumbering clause (vi) of such definition to be clause (vii) thereof, and (C) adding the following new clause (vi) to such definition:

(vi)           a money market fund or a qualified investment fund rated “AAAm” or “AAAm-G” by Standard & Poor’s and in the highest long-term rating category of Moody’s (including funds for which the Trustee or any of its Affiliates is investment manager or advisor); or

(vii)  by deleting the definition of “Private Label Program” in its entirety and substituting the following therefor:

“Private Label Program” means the Originator’s program of originating private label credit card receivables primarily from sales at stores, catalogs and/or e-commerce websites associated with one or more Affiliated Brands, as specified in the Cardholder Guidelines.

(viii)  by deleting the definition of “Unaffiliated Retailer Program” in its entirety and substituting the following therefor:

“Unaffiliated Retailer Program” means a credit card program of the Originator to allow holders of any private label credit card associated with one or more of its Affiliated Brands to use the card at certain unaffiliated retail locations, as specified in the Cardholder Guidelines.

(b)  Section 2.7(b) of the Agreement is hereby amended as follows:

(i)  by deleting clause (iii) thereof and substituting the following therefor:

Charming Shoppes Amendment to
Second Amended and Restated Pooling
and Servicing Agreement

(iii)           the Seller shall represent and warrant as of each Removal Date that (x)(i) Accounts were chosen for removal randomly and (ii) no selection procedure was used by the Seller which is materially adverse to the interests of the Investor Certificateholders or any Receivables Purchasers or any Enhancement Provider or (y) Accounts were selected because of a third-party cancellation, or expiration without renewal, of an affinity or private-label arrangement;

(ii)  by adding the following at the end of such section:

Notwithstanding the foregoing, any Account that (A) has a Receivables balance equal to zero, (B) contains no Receivables which have been charged off as uncollectible in accordance with the Servicer’s customary and usual manner for charging off such Accounts, (C) has been irrevocably closed in a manner consistent with the Servicer’s customary and usual procedures for closing revolving credit card accounts and (D) has been determined to be inactive may be removed without satisfying the requirements set forth in this Section.

(c)  Section 13.1(b) of the Agreement is hereby amended to add the following after the end of the first sentence thereof:

Notwithstanding the foregoing, no amendment described in this Section 13.1(b) shall become effective if it would cause the Trust to fail to be a QSPE unless the Holders of Investor Certificates evidencing Undivided Trust Interests aggregating not less than 66 2/3 of the Investor Interest of each outstanding Series have expressly agreed (which agreement may be in the form of an amendment to this Agreement) that the Trust need not be a QSPE.

(d)  Section 13.1 of the Agreement is hereby amended to add the following new clause (h) after clause (g) thereof:

(h)           The Trustee shall be entitled to conclusively rely on the Servicer’s determination that an amendment described in this Section 13 will not cause the Trust to fail to be a QSPE, which determination shall be evidenced by the Servicer’s execution of such amendment.

SECTION 2.  Consent to Execution of the Consent to Purchase and Sale Agreement.  The parties hereto consent to the execution of that certain Consent to Purchase and Sale Agreement, of even date herewith, in the form attached hereto as Exhibit A.

SECTION 3.  Agreement in Full Force and Effect as Amended.  In all other respects the Agreement is confirmed and ratified and shall continue in full force and effect.  Henceforth, references in the Agreement to “the Agreement,” “this Agreement,” “hereof,” “hereto” or words of similar import shall in each case be deemed to refer to the Agreement as hereby amended.

Charming Shoppes Amendment to
Second Amended and Restated Pooling
and Servicing Agreement

SECTION 4.  Effectiveness.  The amendment provided for by this Amendment shall become effective on the date first set forth above; provided that on or prior to such date the Trustee shall have received counterparts of this Amendment, duly executed by the parties hereto.

SECTION 5.  Counterparts.  This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

SECTION 6.  Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Charming Shoppes Amendment to
Second Amended and Restated Pooling
and Servicing Agreement

IN WITNESS WHEREOF, the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                        CHARMING SHOPPES RECEIVABLES CORP.,
                                        Seller and Holder of the Exchangeable Seller Certificate

                                       By:___________________________________________
                                        Name:  Kirk R. Simme
                                        Title:  Vice President

                                        SPIRIT OF AMERICA, INC.,
                                        Servicer

                                        By:__________________________________________
                                        Name:  Kirk R. Simme
                                        Title:  Vice President

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        not in its individual capacity but solely as the
                                        Trustee for CHARMING SHOPPES MASTER TRUST

                                        By:_________________________________________
                                        Name:
                                        Title:

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Charming Shoppes Amendment to
Second Amended and Restated Pooling
and Servicing Agreement

                                        The undersigned hereby consent to the above Amendment to
                                        Second Amended and Restated Pooling and Servicing
                                        Agreement:

                                        CLIPPER RECEIVABLES COMPANY, LLC, as Class
                                        C Holder and as Class D-1 Holder for the Series 2004-1

                                        By:__________________________________________
                          Name:
                                        Title:

                                        STATE STREET GLOBAL MARKETS, LLC,
                                        as successor to State Street Capital Corporation, as
                                       Administrator for Clipper Receivables Company, LLC

                                        By:___________________________________________
                                        Name:
                                        Title:

                                        BARCLAYS BANK PLC,
                                        as Administrator for Sheffield Capital Corporation under the
                                        Series 2004-VFC

                                        By:__________________________________________
                                        Name:
                                        Title:

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Charming Shoppes Amendment to
Second Amended and Restated Pooling
and Servicing Agreement

EXHIBIT A

CONSENT TO PURCHASE AND SALE AGREEMENT

[Attached.]

CONSENT
Dated as of October 17, 2007
to
PURCHASE AND SALE AGREEMENT
Dated as of November 25, 1997

THIS CONSENT to PURCHASE AND SALE AGREEMENT (“Consent”) is entered into as of October 17, 2007 by and between SPIRIT OF AMERICA NATIONAL BANK (“Bank”), a national banking association, as Seller, and CHARMING SHOPPES RECEIVABLES CORP. (“CSRC”), a Delaware corporation, as Purchaser.  Each capitalized term used but not defined herein has the meaning ascribed thereto in the Purchase and Sale Agreement, dated as of November 25, 1997 (as amended on July 22, 1999, November 9, 2000 and May 8, 2001, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”), by and between Bank and CSRC, or, if not defined therein, in that certain Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 (as amended on July 22, 1999, May 8, 2001, August 5, 2004 and March 18, 2005, and on the date hereof, the “Pooling and Servicing Agreement”) among Spirit of America, Inc., as Servicer, CSRC, as Seller, and U.S. Bank National Association, as Trustee (“Trustee”).

PRELIMINARY STATEMENTS

A.        Bank wishes to obtain certain consents, and CSRC is willing to extend such waivers and consents on the terms and subject to the conditions set forth in this Consent.

B.        In consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

C.        The Bank expects to acquire from World Financial Network National Bank (“WFN”), and to convey to CSRC, Receivables and Related Assets which arise under a portfolio of proprietary credit cards used primarily at Lane Bryant® stores (the “Lane Bryant Portfolio”)  The purchase price paid by the Bank to WFN at the closing is subject to adjustment to take into account differences in account balances between the actual account balances and the closing date estimate thereof, as provided in the Bank’s purchase agreement with WFN (the “WFN Agreement”).  The parties hereto desire to take such adjustment into account in the purchase price paid by CSRC to the Bank for the Lane Bryant Portfolio.

  Consents in respect of the Purchase and Sale Agreement.  Effective as of the date hereof, subject to the satisfaction of the condition precedent set forth in Section 2 below, the Purchase and Sale Agreement is hereby modified pursuant to the following consents:

The Bank is hereby permitted to make adjustments (the “Lane Bryant Adjustments”) to the Purchase Price for the Lane Bryant Portfolio concurrently with the corresponding adjustment under the WFN Purchase Agreement, in an amount equal to any amount payable by Bank to WFN, or by WFN to the Bank with respect to the adjustment to the purchase price for the Lane Bryant Portfolio paid by the Bank to WFN (the “WFN Adjustment”).  Promptly upon determination of such WFN Adjustment, CSRC shall pay to the Bank, an amount equal to the WFN Adjustment, if any, payable by the Bank to WFN. On the date of the WFN Adjustment, the Bank shall pay to CSRC an amount equal to the WFN Adjustment, if any, paid by WFN to the Bank.

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On the Distribution Date following any Lane Bryant Adjustment, CSRC and the Bank agree to settle the amount due under such Lane Bryant Adjustment, either from CSRC to the Bank, or from the Bank to CSRC, as applicable, in full in cash.

  Condition Precedent.  This Consent shall become effective and be deemed effective as of the date first above written upon the following conditions precedent:

Delivery of an Opinion of Counsel meeting the requirements of Section 7.1(a) of the Purchase and Sale Agreement; and

Receipt by the Trustee of fully executed copies of this Consent and that certain Amendment to the Pooling and Servicing Agreement, of even date herewith.

  Reference to and Effect on the Purchase and Sale Agreement.

Upon the effectiveness of this Consent, each reference in the Purchase and Sale Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Purchase and Sale Agreement as modified hereby, and each reference to the Purchase and Sale Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase and Sale Agreement shall mean and be a reference to the Purchase and Sale Agreement as modified hereby.

Except as specifically modified hereby, the Purchase and Sale Agreement and the other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

  GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

  Execution in Counterparts.  This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile copy of a signature hereto shall have the same effect as the original thereof.

  Headings.  Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

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IN WITNESS WHEREOF, the parties have caused this Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        CHARMING SHOPPES RECEIVABLES CORP.,
                                        as Purchaser

                                        By:_________________________________________
                                        Name:  Kirk R. Simme
                                        Title:  Vice President

                                        SPIRIT OF AMERICA NATIONAL BANK, as Seller

                                        By:________________________________________
                                        Name:  Kirk R. Simme
                                        Title:    President

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